UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  May 9, 2006
                                                       -----------

                            GP Strategies Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           1-7234                                         13-1926739
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  (Commission File Number)                     (IRS Employer Identification No.)


       6095 Marshalee Drive, Suite 300, Elkridge, MD                  21075
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (410) 379-3600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

                  On May 9, 2006, the Company announced its results for the first quarter ended March 31, 2006. The earnings release is attached hereto as an exhibit to the 8-K.

Item 9.01         Financial Statements and Exhibits.

     (c) Exhibits.

99.1 Press release of GP Strategies Corporation dated May 9, 2006 announcing its results for the first quarter ended March 31, 2006.


                                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GP STRATEGIES CORPORATION



Date: May 9, 2006                                 Andrea D. Kantor
                                                  Executive Vice President
                                                  and General Counsel

                                  EXHIBIT INDEX

Exhibit No.                                          Description


99.1 Press release of GP Strategies Corporation dated May 9, 2006 announcing its results for the first quarter ended March 31, 2006.